UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 29, 2026

Laredo Oil, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	333-153168	26-2435874
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2021 Guadalupe Street, Ste. 260, Austin, Texas 78705

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (512) 337-1199

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On October 29, 2026, stockholders of Laredo Oil, Inc. (the “Company”) holding a majority of the outstanding shares of the Company’s common stock, $0.0001 par value per share (the “Common Stock”), acted by a written consent in lieu of a special meeting of stockholders, as permitted by Section 228 of the Delaware General Corporation Law and Article I, Section 8 of the Company’s Bylaws, to approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 120,000,000 shares to 350,000,000 shares (the “Amendment”). The Amendment was previously approved by the Company’s Board of Directors on October 28, 2026.

Written consents approving the Amendment were delivered by the holders of 44,164,419 shares of Common Stock, representing approximately 51.4% of the 85,945,558 shares of Common Stock outstanding as of October 15, 2026, the most recent date for which the Company has publicly reported its outstanding shares. No shares were voted against the Amendment, and no shares abstained. The holders of the remaining 41,781,139 shares of Common Stock, representing approximately 48.6% of the outstanding shares of Common Stock, did not participate in the written consent. In accordance with Section 228(e) of the Delaware General Corporation Law, the Company will provide prompt notice of the action taken by written consent to stockholders who did not execute the written consent.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Certificate of Amendment to Certificate of Incorporation of Laredo Oil, Inc., filed with the Secretary of State of the State of Delaware on November 4, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 6, 2026	LAREDO OIL, INC.

	By:	/s/ Bradley E. Sparks
Bradley E. Sparks Chief Financial Officer and Treasurer

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